EXHIBIT 23.3




INDEPENDENT AUDITOR'S CONSENT



We consent to the incorporation by reference in this Registration Statement of CompuDyne Corporation on Form S-8 of our report dated March 29, 1996 appearing in the Annual Report on Form 10-K of CompuDyne Corporation for the year ended December 31, 1995.




                                   /s/Deloitte & Touche LLP
                                   _____________________________________
                                   DELOITTE & TOUCHE LLP

Washington, D.C.
July 17, 1996